FINANCE RECEIVABLES	12 Months Ended
Sep. 30, 2013
FINANCE RECEIVABLES
FINANCE RECEIVABLES

NOTE 2:  FINANCE RECEIVABLES

Our finance receivables are comprised of military loans and retail installment contracts.  During fiscal 2013, we purchased $389.0 million of military loans from CBD compared to $398.3 million during fiscal 2012.  We acquired $12.6 million in retail installment contracts during fiscal 2013 compared to $25.5 million during fiscal 2012.  Approximately 35.0% of the amount of military loans we purchased in fiscal 2013 were refinancings of outstanding loans compared to 29.0% during fiscal 2012.

In the normal course of business, we receive some customer payments through the Federal Government Allotment System on the first day of each month.  If the first day of the month falls on a weekend or holiday, our customer payments are received on the last business day of the preceding month.  These payments and use of cash are reflected on the balance sheet as a reduction of net finance receivables and the corresponding accrued interest receivable.  There were no Federal Government Allotment System payments received in advance of the payment due dates on September 30, 2013 or September 30, 2012.

The following table represents finance receivables for the periods presented:

	As of September 30,
	2013	2012

Finance Receivables:
Military loans	$348,544,188	$369,361,165
Retail installment contracts	15,653,500	27,441,843
Gross finance receivables	364,197,688	396,803,008

Less:
Net deferred loan fees and dealer discounts	(8,380,793)	(19,843,416)
Unearned debt protection fees	(6,119,025)	(13,073,836)
Debt protection claims and policy reserves	(3,625,958)	(2,975,238)
Total unearned fees	(18,125,776)	(35,892,490)

Finance receivables - net of unearned fees	346,071,912	360,910,518

Allowance for credit losses	(31,400,000)	(29,000,000)

Net finance receivables	$314,671,912	$331,910,518

Management has an established methodology to determine the adequacy of the allowance for credit losses that assesses the risks and losses inherent in the finance receivable portfolio. Our portfolio consists of a large number of relatively small, homogenous accounts.  No account is large enough to warrant individual evaluation for impairment. For purposes of determining the allowance for credit losses, we have segmented the finance receivable portfolio by military loans and retail installment contracts.

The allowance for credit losses for military loans and retail installment contracts is maintained at an amount that management considers sufficient to cover estimated losses inherent in the finance receivable portfolio.  Our allowance for credit losses is sensitive to risk ratings assigned to evaluated segments, economic assumptions and delinquency trends driving statistically modeled reserves. We consider numerous qualitative and quantitative factors in estimating losses in our finance receivable portfolio, including the following:

•                  Prior credit losses and recovery experience;

•                  Current economic conditions;

•                  Current finance receivable delinquency trends; and

•                  Demographics of the current finance receivable portfolio.

We also use internally developed data in this process. We utilize a statistical model based on potential credit risk trends, growth rate and charge off data, when incorporating historical factors to estimate losses. These results and management’s judgment are used to project inherent losses and to establish the allowance for credit losses for each segment of our finance receivables.

As part of the on-going monitoring of the credit quality of our entire finance receivable portfolio, management tracks certain credit quality indicators of our customers including trends related to (1) net charge-offs,  (2) non-performing loans  and (3) payment history.

There is uncertainty inherent in these estimates, making it possible that they could change in the near term. We make regular enhancements to our allowance estimation methodology that have not resulted in material changes to our allowance.

The following table sets forth changes in the components of our allowance for credit losses on finance receivables as of the end of the periods presented:

	As of and for the Years Ended September 30,
	2013			2012
	Military Loans	Retail Contracts	Total	Military Loans	Retail Contracts	Total

Allowance for credit losses:
Balance, beginning of period	$27,457,485	$1,542,515	$29,000,000	$22,970,255	$2,426,000	$25,396,255
Finance receivables charged-off	(35,562,807)	(2,352,507)	$(37,915,314)	(32,610,926)	(1,923,227)	(34,534,153)
Recoveries	3,393,341	497,891	$3,891,232	3,124,601	395,942	3,520,543
Provision	34,769,835	1,654,247	$36,424,082	33,973,555	643,800	34,617,355
Balance, end of period	$30,057,854	$1,342,146	$31,400,000	$27,457,485	$1,542,515	$29,000,000

Finance receivables:	348,544,188	15,653,500	364,197,688	369,361,165	27,441,843	396,803,008
Allowance for credit losses	(30,057,854)	(1,342,146)	(31,400,000)	(27,457,485)	(1,542,515)	(29,000,000)
Balance net of allowance	$318,486,334	$14,311,354	$332,797,688	$341,903,680	$25,899,328	$367,803,008

The accrual of interest income is suspended when a full payment on either military loans or retail installment contracts has not been received for 90 days or more and the interest due exceeds 60 days of interest charges. Non-performing assets represent those finance receivables of which both the accrual of interest income has been suspended and for which no full payment of principal or interest has been received for more than 90 days, on a recency basis (95% or more of the contracted payment amount has not been received for 30 days after the last full payment).  As of September 30, 2013, we had $11.2 million in military assets and $1.1 million in retail installment contracts that were non-performing loans compared to $10.3 million in military loans and $1.0 million in retail installment contracts as of September 30, 2012.

We did not have any finance receivables greater than 90 days past due accruing interest as of September 30, 2013 or 2012.  The accrual of interest is resumed and the account is considered current when a full payment is received.  We consider a loan impaired after 180 days past due and it is removed from our finance receivable portfolio, including any accrued interest, and charged against income.  We do not restructure troubled debt as a form of curing delinquencies.

The following table reflects the amount of accrued interest receivable for non-performing loans as of the periods presented:

	As of September 30,
	2013	2012

Total accrued interest receivable	$9,232,043	$7,376,775

Accrued interest on non-performing assets:
Military loans	846,622	631,330
As percent of total accrued interest receivable	9.2%	8.6%

Retail installment contracts	31,954	13,060
As percent of total accrued interest receivable	0.3%	0.2%

Total accrued interest on non-performing assets	$878,576	$644,390

Total non-performing as a percent of total accrued interest	9.5%	8.7%

A large portion of our customers are unable to obtain financing from traditional sources due to factors such as time in grade, frequent relocations and lack of credit history.  These factors may not allow them to build relationships with traditional sources of financing.  As a result, our receivables do not have a credit risk profile that can be easily measured by the credit quality indicators normally used by the financial markets. We manage the risk by closely monitoring the performance of the portfolio and through the underwriting process.

The following reflects the credit quality of the Company’s finance receivables:

	As of and for Years Ending September 30,
	2013	2012

Total finance receivables:
Gross balance	$364,197,688	$396,803,008
Performing	351,877,162	385,494,584
Non-performing (90 days delinquent)	12,320,526	11,308,424
Non-performing loans as a percent of gross balance	3.38%	2.85%

Military loans:
Gross balance	$348,544,188	$369,361,165
Performing	337,321,177	359,107,844
Non-performing (90 days delinquent)	11,223,011	10,253,321
Non-performing loans as a percent of gross balance	3.22%	2.78%

Retail installment contracts:
Gross balance	$15,653,500	$27,441,843
Performing	14,555,985	26,386,740
Non-performing (90 days delinquent)	1,097,515	1,055,103
Non-performing loans as a percent of gross balance	7.01%	3.84%

As of September 30, 2013, and 2012 the past due finance receivables are as follows:

	Age Analysis of Past Due Financing Receivables
	As of September 30, 2013
	60-89 Days	90-180 Days	Total 60-180 Days	0-59 Days	Total
	Past Due	Past Due	Past Due	Past Due	Finance Receivables

Finance receivables:
Military loans	$4,402,518	$11,223,011	$15,625,529	$332,918,659	$348,544,188
Retail installment contracts	341,813	1,097,515	1,439,328	14,214,172	15,653,500
Total	$4,744,331	$12,320,526	$17,064,857	$347,132,831	$364,197,688

	Age Analysis of Past Due Financing Receivables
	As of September 30, 2012
	60-89 Days	90-180 Days	Total 60-180 Days	0-59 Days	Total
	Past Due	Past Due	Past Due	Past Due	Finance Receivables

Finance receivables:
Military loans	$3,538,602	$10,253,321	$13,791,923	$355,569,242	$369,361,165
Retail installment contracts	380,317	1,055,103	1,435,420	26,006,423	27,441,843
Total	$3,918,919	$11,308,424	$15,227,343	$381,575,665	$396,803,008

Additionally, CBD uses our underwriting criteria, which were developed from our past customer credit repayment experience and are periodically evaluated based on current portfolio performance.  These criteria require the following:

•                  All borrowers are primarily active duty, or career retired U.S. military personnel or U.S. Defense Department employees;

•                  All potential borrowers must complete standardized credit applications online via the Internet; and

•                  A review must be conducted on all applicants’ military service history.  This includes a review of status including rank and time in grade.  Other review procedures may be conducted as deemed necessary.

These indicators are used to help minimize the risk of unwillingness or inability to repay for both military loans and retail installment contracts. These guidelines were developed from past customer credit repayment experience and are periodically revalidated based on current portfolio performance. Loans are limited to amounts that the customer could reasonably be expected to repay from discretionary income.

The liability for unpaid claims and claim adjustment expenses is estimated using an actuarially computed amount payable on claims reported prior to the balance sheet date that have not yet been settled, claims reported subsequent to the balance sheet date that have been incurred during the period ended, and an estimate (based on prior experience) of incurred but unreported claims relating to such period.

Activity in the liability for unpaid claims and claim adjustment expenses for our debt protection and reinsurance products are summarized as follows:

	As of and for the Years ended September 30,
	2013	2012	2011

Balance, beginning of period	$2,975,238	$1,759,026	$653,926

Claim amount incurred, related to
Prior periods	1,408,375	962,354	906,342
Current period	1,817,715	1,980,567	984,708
Total	3,226,090	2,942,921	1,891,050

Claim amount paid, related to
Prior periods	1,124,298	564,645	376,690
Current period	1,451,072	1,162,064	409,260
Total	2,575,370	1,726,709	785,950

Balance, end of period	$3,625,958	$2,975,238	$1,759,026